B26 (Official Form 26) (12/08)

United States Bankruptcy Court
Southern District of New York

                              In re:                      Eastman Kodak Company, et. al.,                                                                                              Case No.  12-10202 (ALG)
                                  Debtor                                                                                            Chapter 11

PERIODIC REPORT REGARDING VALUE, OPERATIONS AND PROFITABILITY OF ENTITIES IN WHICH THE ESTATE OF
Eastman Kodak Company, et. al.
HOLDS A SUBSTANTIAL OR CONTROLLING INTEREST

This is the report as of March 31, 2013 on the value, operations and profitability of those entities in which the estate holds a substantial or controlling interest, as required by Bankruptcy Rule 2015.3.  The estate of Eastman Kodak Company, et. al. (the “Debtors”) holds a direct substantial or controlling interest in the entities as set forth in the Legal Entity Chart attached hereto as Exhibit C (“Non-Debtor Entities”).

Name of Entity	Interest of Estate	Tab #

See Exhibit C

This Periodic Report shall consist of three exhibits.  Exhibit A contains a valuation estimate for the Non-Debtor entities as of a date not more than two years prior to the date of this report.  It also contains a description of the valuation method used.  Exhibit B contains a balance sheet, a statement of income (loss), a statement of cash flows, and a statement of changes in shareholders’ or partners’ equity (deficit) for the period covered for each Non-Debtor Entity, along with summarized footnotes.  Exhibit C contains a list of all active entities of the company, including identified Debtor entities.

Please note with respect to Exhibit A, it would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuations for each Non-Debtor Entity.

Exhibit B contains the combined statement of financial position, statement of operations, statement of cash flows and statement of retained earnings  (collectively, the “Financial Statements”) for the Debtor and Non-Debtor Entities and eliminations necessary to combine the two into the consolidated financial statements as of and for the three months ended March 31, 2013.  The statement of changes in shareholders’ equity is only prepared on an annual basis by the company.

The financial information included in this Form 26 filing is unaudited.  Although management has made reasonable efforts to ensure that the financial information is accurate and complete at the time of preparation, subsequent receipt of information or discovery may result in material changes to the information contained in this Periodic Report, and inadvertent errors or omissions may exist. Because the financial information included in this filing is unaudited and not subject to the same level of accounting review and testing the Company and related Debtors applies in the preparation of its quarterly and annual financial information in accordance with accounting principles generally accepted in the United States of America, there can be no assurance that the information is accurate and complete and may be subject to further review and potential adjustment.  Nothing contained in this filing shall constitute a waiver of any rights of the Debtors, specifically including the Debtors’ right to amend, supplement or otherwise modify this Periodic Report.

THIS REPORT MUST BE SIGNED BY A REPRESENTATIVE OF THE TRUSTEE OR DEBTOR-IN POSSESSION.

The undersigned, having reviewed the above listing of entities in which the estate of Eastman Kodak Company, et. al. holds a direct substantial or controlling interest, and being familiar with the Debtor’s financial affairs, verifies under the penalty of perjury that the listing is complete, accurate and truthful to the best of his/her knowledge.

Date: June 28, 2013

/s/ Eric Samuels
Signature of Authorized Individual

Eric Samuels
Name of Authorized Individual
Chief Accounting Officer and Corporate Controller
Title of Authorized Individual

                      In re:                      Eastman Kodak Company, et. al.,                                                                                                Case No.  12-10202 (ALG)
                              Debtor                                                                                             Chapter 11

General Notes to the Form 26 Report:

Basis of Presentation:

The Financial Statements contained herein include the results of those entities in which the Debtors hold a direct substantial or controlling interest.  The Financial Statements are unaudited, limited in scope and do not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Investment in non-debtor entities is recorded at cost, which may not be in accordance with U.S. GAAP.  Investment in other entities in which the company does not hold a substantial or controlling interest are accounted for under the cost method and are reported in other long-term assets.

The Financial Statements have been derived from the books and records of the company. This information has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes and these changes could be material. Further, the information furnished in this report does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors or Non-Debtors in the future. The information contained herein is provided to fulfill the requirements of the Bankruptcy Rule 2015.3.

				Exhibit B
Eastman Kodak Company
Combined Statement of Operations
Unaudited
(in millions)

	For the Three Months Ended March 31, 2013

	Debtor	Non-Debtor	Eliminations	Consolidated
Net sales	$427	$589	$(167)	$849
Cost of sales	364	468	(168)	664
Gross Profit	63	121	1	185
Selling, general and administrative expenses	70	90	-	160
Research and development costs	31	4	-	35
Restructuring costs and other	7	5	-	12
Other operating (income) expenses, net	(463)	(31)	-	(494)
Earnings from continuing operations before interest expense, loss on early extinguishment of debt, other income (charges), net, reorganization items, net and income taxes	418	53	1	472
Interest expense	28	2	-	30
Loss on early extinguishment of debt	6	-	-	6
Other income (charges)	6	(11)	(9)	(14)
Reorganizational items, net	120	-	-	120
Earnings from continuing operations before income taxes	270	40	(8)	302
(Benefit) provision for income taxes	(9)	16	-	7
Earnings from continuing operations	279	24	(8)	295
Loss from discontinued operations, net of income taxes	-	(12)	-	(12)
Net earnings	$279	$12	$(8)	$283

				Exhibit B
Eastman Kodak Company
Combined Statement of Financial Position
Unaudited
(in millions)

	As of March 31, 2013

	Debtor	Non-Debtor	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$407	$767	$-	$1,174
Receivables, net	197	504	-	701
Receivables and advances from Kodak entities, net	163	-	(163)	-
Inventories, net	283	284	-	567
Other current assets	56	55	-	111
Total current assets	1,106	1,610	(163)	2,553

Property, plant and equipment, net	391	240	-	631
Goodwill	67	129	-	196
Investment in non-debtor entities	1,993	-	(1,993)	-
Other long-term assets	36	680	-	716
Total Assets	$3,593	$2,659	$(2,156)	$4,096

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable, trade	$184	$220	$-	$404
Payables and Advances to Kodak entities, net	-	10	(10)	-
Short-term borrowings & current portion of L-T debt	822	40	-	862
Other current liabilities	371	388	-	759
Total current liabilities	1,377	658	(10)	2,025
Long-term debt	370	-	-	370
Other long-term liabilities	273	2,003	-	2,276
Liabilities subject to compromise	2,940	-	(194)	2,746
Total Liabilities	4,960	2,661	(204)	7,417

Equity (Deficit)
Capital Stock	978	1,993	(1,993)	978
Additional paid in capital	1,104	-	-	1,104
Retained earnings	3,657	(846)	41	2,852
Accumulated other comprehensive loss	(1,393)	(1,151)	-	(2,544)
	4,346	(4)	(1,952)	2,390
Treasury stock, at cost	(5,713)	-	-	(5,713)
Total E.K. Shareholders' Equity (Deficit)	(1,367)	(4)	(1,952)	(3,323)
Non-controlling interests	-	2	-	2
Total Equity (Deficit)	(1,367)	(2)	(1,952)	(3,321)
TOTAL LIABILITIES & EQUITY	$3,593	$2,659	$(2,156)	$4,096

Eastman Kodak Company				Exhibit B
Combined Statement of Retained Earnings
Unaudited
(in millions)

	For the Three Months Ended March 31, 2013

	Debtor	Non-Debtor	Eliminations	Consolidated
Retained earnings at beginning of period	$3,409	$(858)	$49	$2,600
Net earnings	279	12	(8)	283
Loss from issuance of treasury stock	(31)	-	-	(31)
Retained earnings at end of period	$3,657	$(846)	$41	$2,852

Eastman Kodak Company				Exhibit B

Combined Statement of Cash Flows
Unaudited	For the Three Months Ended March 31, 2013
(in millions)	Debtors	Non-Debtors	Eliminations	Consolidated

Cash flows from operating activities:
Net earnings	$279	$12	$(8)	$283
Adjustments to reconcile to net cash used in operating activities:
Loss from discontinued operations, net of income taxes	-	12	-	12
Depreciation and amortization	32	18	-	50
Gain on sale of businesses / assets	(535)	(34)	-	(569)
Loss on early extinguishment of debt	6	-	-	6
Non-cash restructuring costs, asset impairments and other charges	79	1	-	80
Non-cash reorganization items, net	62	-	-	62
(Benefit) provision for deferred income taxes	(4)	22	-	18
(Increase) decrease in receivables	(5)	83	8	86
Decrease (increase) in inventories	2	(27)	-	(25)
Decrease in liabilities excluding borrowings	(149)	(214)	-	(363)
Other items, net	(6)	92	-	86
Total adjustments	(518)	(47)	8	(557)
Net cash used in continuing operations	(239)	(35)	-	(274)
Net cash (used in) provided by discontinued operations	(9)	10	-	1
Net cash used in operating activities	(248)	(25)	-	(273)
Cash flows from investing activities:
Additions to properties	(2)	(4)	-	(6)
Proceeds from sales of businesses / assets	534	-	-	534
Advances from (to) Kodak Companies	3	1	(4)	-
Marketable securities - sales	15	-	-	15
Marketable securities - purchases	(17)	-	-	(17)
Net cash provided by (used in) investing activities	533	(3)	(4)	526
Cash flows from financing activities:
Proceeds from DIP credit agreements	450	-	-	450
Repayment of term loans under Original Senior DIP Credit Agreement	(664)	-	-	(664)
Advances from (to) Kodak Companies	(1)	(3)	4	-
Net cash (used in) provided by financing activities	(215)	(3)	4	(214)
Effect of exchange rate changes on cash	-	-	-	-
Net increase in cash and cash equivalents	70	(31)	-	39
Cash and cash equivalents, beginning of period	337	798	-	1,135
Cash and cash equivalents, end of period	$407	$767	$-	$1,174

In re    Eastman Kodak Company, et al.

						Exhibit C
Count	Debtor	Legal Entity Name	Incorporation Location	Owner Name 3	Ownership Percentage	Nature of Business
1		1680382 Ontario Limited	Canada/Ontario	Kodak Canada Inc. in its capacity as Administrator of the Kodak Canada Income Plan	100.00%	Foreign subsidiary
2		3T Technologies	N/A	Eastman Kodak Company	Unknown	Venture investment
3		Cinelabs (Beijing) Limited	China	Beijing Film & Video Laboratory	40.00%	Foreign subsidiary
4		Cinelabs (Beijing) Limited	China	Kodak (China) Limited	60.00%	Foreign subsidiary
5		Project Ceylon Limited	England	Kodak Limited	100.00%	Foreign subsidiary
6		Creo Asia Pacific Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
7		Creo Asia Pacific Limited	Hong Kong	Kodak Graphic Communications Canada Company	0.00%	Foreign subsidiary
8	X	Creo Manufacturing America LLC	Wyoming	Eastman Kodak Company	100.00%	Dormant company
9	X	Eastman Kodak Company	New Jersey	N/A	N/A	Parent company
10		Eastman Kodak Holdings B.V.	The Netherlands	Eastman Kodak Company	100.00%	Foreign subsidiary
11	X	Eastman Kodak International Capital Company, Inc.	Delaware	Eastman Kodak Company	100.00%	Holding company
12		Eastman Kodak Sarl	Switzerland	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
13		eMagin	N/A	Eastman Kodak Company	0.13%	Venture investment
14		Eucalyptus Capital Account	N/A	Eastman Kodak Company	4.55%	Venture investment
15	X	Far East Development Ltd.	Delaware	Eastman Kodak Company	100.00%	Collects on-shore service charges
16		FlashPoint Technologies, Inc.	United States	Eastman Kodak Company	3.50%	Venture investment
17	X	FPC Inc.	California	Laser-Pacific Media Corporation	100.00%	Disposal and recycling of film products
18		Glogal Lighting Technologies	N/A	Eastman Kodak Company	less than 5%	Venture investment
19		Hillcrest Laboratories	N/A	Eastman Kodak Company	0.90%	Venture investment
20		Horsell Graphic Industries Ltd.	United Kingdom	Kodak Limited	100.00%	Foreign subsidiary
21		K.K. Kodak Information Systems	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
22		Kodak	France	Eastman Kodak Company	100.00%	Foreign subsidiary
23		Kodak (Australasia) Pty. Ltd.	Australia	Eastman Kodak Company	97.16%	Foreign subsidiary
24		Kodak (Australasia) Pty. Ltd.	Australia	Kodak Graphic Communications Canada Company	2.84%	Foreign subsidiary
25		Kodak (China) Company Limited	China	Kodak (China) Investment Company Limited	100.00%	Foreign subsidiary
26		Kodak (China) Graphic Communications Company Ltd. China		Kodak (China) Company Ltd.	75.00%	Foreign subsidiary
27		Kodak (China) Graphic Communications Company Ltd. China		Kodak (China) Investment Company Ltd.	25.00%	Foreign subsidiary
28		Kodak (China) Investment Company Limited China		Kodak (China) Limited	100.00%	Foreign subsidiary
29		Kodak (China) Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
30		Kodak (Eastern Europe) Limited	England	Kodak Limited	100.00%	Foreign subsidiary
31		Kodak (Egypt) S.A.E.	Egypt	Eastman Kodak Company	99.09%	Foreign subsidiary
32		Kodak (Egypt) S.A.E.	Egypt	Eastman Kodak International Capital Company, Inc.	0.40%	Foreign subsidiary
33		Kodak (Egypt) S.A.E.	Egypt	Far East Development, Ltd.	0.51%	Foreign subsidiary
34		Kodak (Guangzhou) Technology Service Company Limited China		Canton Hotel	10.00%	Foreign subsidiary
35		Kodak (Guangzhou) Technology Service Company Limited China		Kodak (China) Limited	90.00%	Foreign subsidiary
36		Kodak (Hong Kong) Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
37		Kodak (Malaysia) Sdn. Bhd.	Malaysia	Eastman Kodak Company	99.98%	Foreign subsidiary
38		Kodak (Malaysia) Sdn. Bhd.	Malaysia	Eastman Kodak International Capital Company, Inc.	0.01%	Foreign subsidiary
39	X	Kodak (Near East), Inc.	New York	Eastman Kodak Company	100.00%	Holder of branches
40		Kodak (Shanghai) International Trading Co. Ltd. China		Kodak (China) Limited	100.00%	Foreign subsidiary
41		Kodak (Singapore) Pte. Limited	Singapore	Eastman Kodak Company	100.00%	Foreign subsidiary
42		Kodak (Taiwan) Limited	Taiwan	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
43		Kodak (Thailand) Limited	Thailand	Eastman Kodak International Capital Company, Inc.	99.97%	Foreign subsidiary
44		Kodak (Wuxi) Company Limited	China	Kodak (China) Investment Company Limited	100.00%	Foreign subsidiary
45		Kodak (Xiamen) Company Limited	China	Kodak (China) Investment Company Limited	95.00%	Foreign subsidiary
46		Kodak (Xiamen) Company Limited	China	Xiamen State-Owned Assets Investment Com	5.00%	Foreign subsidiary
47		Kodak (Xiamen) Digital Imaging Products Company Limited China		Kodak (China) Company Limited	75.00%	Foreign subsidiary
48		Kodak (Xiamen) Digital Imaging Products Company Limited China		Kodak (China) Investment Company Limited	25.00%	Foreign subsidiary
49		Kodak A/S	Denmark	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
50	X	Kodak Americas, Ltd.	New York	Eastman Kodak Company	100.00%	Holder of branches
51		Kodak Argentina S.A.I.C.	Argentina	Eastman Kodak Company	53.34%	Foreign subsidiary
52		Kodak Argentina S.A.I.C.	Argentina	Eastman Kodak Holdings B.V.	46.66%	Foreign subsidiary
53		Kodak Asia Pacific Solutions Pte. Ltd.	Singapore	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
54	X	Kodak Aviation Leasing LLC	Delaware	Eastman Kodak Company	100.00%	Holder of corporate jet leases
55		Kodak Brasileira Comercio de Produtos Para Imagem e Servicos Ltda. Brazil		Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
56		Kodak Canada Inc.	Canada/Ontario	Eastman Kodak Company	0.10%	Foreign subsidiary
57		Kodak Canada Inc.	Canada/Ontario	Kodak Graphic Communications Canada Company	99.90%	Foreign subsidiary
58		Kodak Chilena S.A.F.	Chile	Eastman Kodak Company	100.00%	Foreign subsidiary
59		Kodak Chilena S.A.F.	Chile	Eastman Kodak International Capital Company, Inc.	0.00%	Foreign subsidiary
60		Kodak da Amazôia Indútria e Comécio Ltda. Brazil		Kodak Brasileira Comercio e Industria Lda.	100.00%	Foreign subsidiary
61		Kodak de Colombia, SAS	Colombia	Kodak Mexicana S.A. de C.V.	100.00%	Foreign subsidiary
62		Kodak de Mexico S.A. de C.V.	Mexico	Eastman Kodak International Capital Company, Inc.	99.99%	Foreign subsidiary
63		Kodak de Mexico S.A. de C.V.	Mexico	Kodak Americas, Ltd.	0.01%	Foreign subsidiary
64		Kodak Electronic Products (Shanghai) Company Limited China		Kodak (China) Investment Co., Inc.	100.00%	Foreign subsidiary
65		Kodak GmbH	Austria	Eastman Kodak Company	100.00%	Foreign subsidiary
66		Kodak GmbH	Germany	Kodak Graphic Communications GmbH	100.00%	Foreign subsidiary
67		Kodak Graphic Communications Asia Pacific Pte. Ltd. Singapore		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
68		Kodak Graphic Communications Canada Company Canada		Eastman Kodak Company	100.00%	Foreign subsidiary
69		Kodak Graphic Communications EAD	Bulgaria	Kodak Graphic Communications GmbH	100.00%	Foreign subsidiary
70		Kodak Graphic Communications GmbH1 Germany		Kodak Holding GmbH	100.00%	Foreign subsidiary
71		Kodak Graphic Communications Limited United Kingdom		Kodak Limited	100.00%	Foreign subsidiary
72		Kodak Holding GmbH	Germany	Eastman Kodak Company	100.00%	Foreign subsidiary
73		Kodak IL Ltd.	Israel	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
74		Kodak Imaging Network B.V.	The Netherlands	Kodak Imaging Network, Inc.	100.00%	Foreign subsidiary
75	X	Kodak Imaging Network, Inc.	Delaware	Eastman Kodak Company	100.00%	Online photofinishing
76		Kodak Imaging Services (Shenzhen) Ltd. China		Kodak (China) Limited	100.00%	Foreign subsidiary
77		Kodak India Private Limited	India	Kodak International Finance Limited	0.00%	Foreign subsidiary
78		Kodak India Private Limited	India	Kodak Limited	100.00%	Foreign subsidiary
79		Kodak International Finance Limited	England	Kodak Limited	100.00%	Foreign subsidiary
80		Kodak Japan Ltd.2	Japan	Eastman Kodak Holdings B.V.	12.67%	Foreign subsidiary
81		Kodak Japan Ltd.2	Japan	Kodak Graphic Communications Canada Company	10.23%	Foreign subsidiary
82		Kodak Japan Ltd.2	Japan	Kodak Polychrome Graphics Company Ltd.	77.10%	Foreign subsidiary
83		Kodak Kft.	Hungary	Eastman Kodak Company	100.00%	Foreign subsidiary
84		Kodak Korea Ltd.	Korea (South)	Eastman Kodak Company	100.00%	Foreign subsidiary
85		Kodak Limited	England	Eastman Kodak Company	100.00%	Foreign subsidiary
86		Kodak Mexicana S.A. de C.V.	Mexico	Eastman Kodak International Capital Company, Inc.	99.99%	Foreign subsidiary
87		Kodak Mexicana S.A. de C.V.	Mexico	Kodak Americas, Ltd.	0.01%	Foreign subsidiary
88		Kodak Nederland B.V.	The Netherlands	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
89		Kodak New Zealand Limited	New Zealand	Eastman Kodak Company	100.00%	Foreign subsidiary
90		Kodak Nordic AB	Sweden	Eastman Kodak Company	100.00%	Foreign subsidiary
91		Kodak Norge A/S	Norway	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
92		Kodak OOO	Russia	Eastman Kodak Company	100.00%	Foreign subsidiary
93		Kodak Oy	Finland	Eastman Kodak Company	100.00%	Foreign subsidiary
94	X	Kodak Philippines, Ltd.	New York	Eastman Kodak Company	100.00%	Holder of a branch
95		Kodak Polska Sp.zo.o	Poland	Eastman Kodak Company	100.00%	Foreign subsidiary
96		Kodak Polychrome Graphics (Hong Kong) Ltd. Hong Kong		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
97		Kodak Polychrome Graphics China Co. Ltd. China		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
98		Kodak Polychrome Graphics Company Ltd. Barbados		Eastman Kodak Company	100.00%	Foreign subsidiary
99		Kodak Polychrome Graphics Cono Sur SA Uruguay		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
100		Kodak Polychrome Graphics Export SAFI Uruguay		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
101		Kodak Polychrome Graphics Finance UK Ltd. United Kingdom		Kodak Limited	100.00%	Foreign subsidiary
102		Kodak Polychrome Graphics Madeira Servicos Ltd. Barbados		Kodak Polychrome Graphics Company Ltd.	50.00%	Foreign subsidiary
103		Kodak Polychrome Graphics Madeira Servicos Ltd. Barbados		Merrydown Limited	50.00%	Foreign subsidiary
104		Kodak Polychrome Graphics Netherlands Antilles NV Curacao		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
105	X	Kodak Portuguesa Limited	New York	Eastman Kodak Company	100.00%	Holder of a branch
106	X	Kodak Realty, Inc.	New York	Eastman Kodak Company	100.00%	Holder of real estate and FCC licenses
107		Kodak S.p.A.	Italy	Eastman Kodak Company	100.00%	Foreign subsidiary
108		Kodak S.p.A.	Italy	Eastman Kodak International Capital Company, Inc.	0.00%	Foreign subsidiary
109		Kodak SA/NV	Belgium	Eastman Kodak Company	0.00%	Foreign subsidiary
110		Kodak SA/NV	Belgium	Eastman Kodak Holdings B.V.	31.97%	Foreign subsidiary
111		Kodak SA/NV	Belgium	Eastman Kodak International Capital Company, Inc.	35.02%	Foreign subsidiary
112		Kodak SA/NV	Belgium	Kodak Graphic Communications Canada Company	2.01%	Foreign subsidiary
113		Kodak SA/NV	Belgium	Kodak Nederland BV	31.00%	Foreign subsidiary
114		Kodak Societe Anonyme	Switzerland	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
115		Kodak Unterstüetzungsgesellschaft mbH Germany		Kodak Holding GmbH	100.00%	Foreign subsidiary
116		Kodak Venezuela, S.A.	Venezuela	Eastman Kodak Company	100.00%	Foreign subsidiary
117		Kodak Versamark Europe SA	Switzerland	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
118		Kodak, S.A.	Spain	Eastman Kodak Company	99.99%	Foreign subsidiary
119		Kodak, S.A.	Spain	Eastman Kodak International Capital Company, Inc.	0.01%	Foreign subsidiary
120		KPG Finance (Barbados) SRL	Barbados	Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
121		Laboratoires Kodak S.A.S.	France	Kodak S.A.	100.00%	Foreign subsidiary
122	X	Laser-Pacific Media Corporation	Delaware	Eastman Kodak Company	100.00%	Parent company
123		LensVector	N/A	Eastman Kodak Company	1.04%	Venture investment
124		Lockerz	N/A	Eastman Kodak Company	0.53%	Venture investment
125		Nanosys	N/A	Eastman Kodak Company	0.66%	Venture investment
126		NextEngine	N/A	Eastman Kodak Company	2.00%	Venture investment
127	X	NPEC Inc.	California	Eastman Kodak Company	100.00%	Environmental remediation
128	X	Pakon, Inc.	Indiana	Eastman Kodak Company	100.00%	Dormant company
129		Personalised Imaging Finance Limited	United Kingdom	Kodak International Finance Limited	100.00%	Foreign subsidiary
130		Pitango Capital Account	N/A	Eastman Kodak Company	0.70%	Venture investment
131	X	Qualex Inc.	Delaware	Eastman Kodak Company	100.00%	Photographic services
132		RPB Marketing Company	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
133		SAS Villiot-Marne	France	Kodak S.A.	100.00%	Foreign subsidiary
134		Shanghai Da Hai Camera Co., Ltd.	China	Kodak (China) Investment Company Limited	75.00%	Foreign subsidiary
135		Shanghai Da Hai Camera Co., Ltd.	China	Kodak (China) Limited	25.00%	Foreign subsidiary
136		Wheeling Insurance Ltd.	Bermuda	Eastman Kodak Company	100.00%	Foreign subsidiary
137		Yamanashi RPB Supply Company	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
138		YesVideo	N/A	Eastman Kodak Company	9.30%	Venture investment
139		YesVideo	N/A	Eastman Kodak Company	0.48%	Venture investment

1 - Effective 9/5/2011, Kodak Graphic Communications GmbH merged into its parent, Kodak Verwaltung GmbH.  Effective the same day, Kodak Verwaltung GmbH changed its name to Kodak Graphic Communications GmbH.

	2 - Effective 1/1/2009, Kodak Japan Ltd. merged into its parent, Kodak IPS Japan Inc. Effective the same day, Kodak IPS Japan Inc. changed its name to Kodak Japan Ltd.
	3 - Individuals with current ownership percentages less than 0.05% are not listed.